Exhibit 10.07

                              TOPAZ RESOURCES, INC.
                            1012 N. MASCH BRANCH ROAD
                               DENTON, TEXAS 76207
                                 (940) 243-1122
                              FAX = (940) 243-8643

                                October 12, 2010

Viejo Coyotes Energy, LLC
8235 Douglas Avenue, Suite 525
Dallas, TX 75225

ATTN: Mr. Frank King, Manager

     RE: 543.69 acres, more or less, Henry Hastie Survey, A-92, Wichita County, Texas; Purchase and Sale of Oil and Gas Lease, dated March 16, 1991, from Stephen P. Ramming et ux, as Lessors, to Raymond W. Thor & Associates, Inc., as Lessee, recorded in Volume 1553, Page 423, Deed Records of Wichita County, Texas (and all equipment located thereon)(the "Assets")

Dear Frank:

     This letter, when executed, will serve as the agreement between Viejo Coyotes Energy, LLC ("Viejo") and Topaz Resources, Inc. ("Topaz") for Topaz's purchase from Viejo of the referenced lease. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by both parties, Viejo and Topaz agree as follows:

     (1) Viejo agrees to sell and Topaz agrees to purchase all of Viejo's right, title and interest in and to the Assets described above for the aggregate purchase price of SIXTEEN THOUSAND AND NO/100 U.S. DOLLARS ($16,000.00). The Assets will specifically include Viejo's interest in and to the referenced lease (which it believes to be 100.0% of the working interest with an accompanying 80.0% net revenue interest), coupled with any and all equipment located on the property and used in connection with the existing wells (inclusive of the water injection well(s)). The $16,000.00 purchase price shall be paid via cashier's check, payable to "Viejo Coyotes Energy, LLC", upon the closing contemplated in Paragraph 7 below.

     (2) Viejo shall deliver unto Topaz at closing an executed Assignment of Oil, Gas and Mineral Lease, the form of which is attached hereto as Exhibit "A" and incorporated herein by this reference.

Viejo Coyotes Energy, LLC
October 12, 2010
Page 2

     (3) Viejo shall transfer operations of the subject lease/wells to Topaz's designated operator, Dark Horse Operating Co., L.L.C. ("DHOPCO"), via written/executed RRC Form P-4, a copy of which is attached as Exhibit "B" hereto and incorporated herein by this reference.

     (4) Viejo and Topaz agree to cooperate with each other, following the execution of this agreement to (if not already) (a) provide Topaz with access to Viejo's title files, abstracts, runsheets, copies of instruments affecting title to the lease and equipment and other title-related documents in Viejo's possession which relate or pertain to the subject lease/wells, (b) execute and deliver such forms and documentation as DHOPCO may need to file with regulatory authorities (if any) regarding its go-forward use and operation of any water injection well(s) on the subject lease, and (c) deliver unto Topaz copies of all existing and accumulated logs, geological, engineering and other technical analyses of the leased premises (which are part of the assets being sold and conveyed hereunder).

     (5) Viejo shall deliver unto Topaz, as part and parcel to the execution hereof, an executed Unanimous Consent in Lieu of Meeting of the Member(s) and Manager(s) of Viejo Coyotes Energy, LLC, the form of which is attached hereto as Exhibit "C" and incorporated herein by this reference.

     (6) Viejo and Topaz agree that all oil/hydrocarbons currently accumulated in tanks located on the subject lease (and produced therefrom), if any, shall be deemed to have been produced following the effective date of this agreement and that Viejo has no claim(s) to the proceeds of any eventual sale (or to the oil in kind). Viejo further represents and agrees that neither Topaz nor its operator, DHOPCO, shall have any responsibility for payment of (and Viejo hereby indemnifies such parties against claims involving) royalties on any oil or gas production and sales prior to the effective date of this agreement.

     (7) The parties agree to exchange the cited/executed documentation and deliver the agreed consideration(s) at a closing to take place on or before the close of business on October 13, 2010 at Viejo's offices in Dallas, Texas. Notwithstanding the foregoing, the parties may mutually elect to conduct such closing by the use of overnight courier or delivery(s) in lieu of a physical meeting. The closing (and involved documents) shall be deemed effective as of October 1, 2010.

                        (signatures follow on next page)
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Viejo Coyotes Energy, LLC
October 12, 2010
Page 3

     If the foregoing accurately reflects our understanding and agreement, please indicate the same by initialing each page in the space(s) provided (and the bottom of each exhibit page) and by signing and dating this letter in the spaces provided below.

                                       Sincerely,

                                       TOPAZ RESOURCES, INC.

                                       By: /s/ Robert P. Lindsay
                                           -------------------------------------
                                           Robert P. Lindsay
                                           Its Chief Operating Officer


                                       AGREED AND ACCEPTED this _______ day of
                                       October, 2010.

                                       VIEJO COYOTES ENERGY, LLC,
                                       A Texas limited liability company


                                       By: /s/ Frank King
                                           -------------------------------------
                                           Frank King, its Manager

EXHIBITS:    Exhibit "A" = Assignment of Oil, Gas and Mineral Lease
             Exhibit "B" = RRC Form P-4
             Exhibit "C" = Unanimous  Consent of the  Member(s)  and  Manager(s)
                           of Viejo Coyotes Energy, LLC